                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   Form 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2005

                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    333-125593                54-2168022
(State or Other Jurisdiction   (Commission File Number)         54-2168023
       Incorporation)                                           54-2168024
                                                                54-6651110
                                                             (I.R.S. Employer
                                                          Identification Number)

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
        Registrant's telephone number, including area code (212) 761-4000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange
    Act (17 CFR 240.14e-4(c))

Item 8.01   Other Events

         On July 28, 2005, Morgan Stanley Capital I Inc. (the "Company") entered into a Pooling and Servicing Agreement, dated as of July 1, 2005, by and among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer (the "Master Servicer"), ARCap Servicing, Inc., as special servicer
(the "Special Servicer"), LaSalle Bank National Association, as trustee (the
"Trustee"), ABN AMRO Bank N.V., as fiscal agent and certificate registrar (the
"Fiscal Agent and Certificate Registrar"), and Wells Fargo Bank, National
Association, as paying agent (the "Paying Agent") and certificate registrar, providing for the Company's Commercial Mortgage Pass-Through Certificates,
Series 2005-TOP19. The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

            An incorrect version of the Pooling and Servicing Agreement was filed as Exhibit 99.1 by the Company with the Commission under the Current
Report on Form 8-K bearing a Date of Report of July 1, 2005 (the "Original
Filing"). The Exhibit hereto replaces the Original Filing. The Exhibit hereto supersedes and is deemed to be substituted for the Original Filing.

Section 9   Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits

              (a)    Financial Statements of Business Acquired Not
                     applicable.

              (b)    Pro Forma Financial Information Not applicable.

              (c)    Exhibits:

Exhibit No.    Description
-----------    -----------
99.1           Pooling and Servicing Agreement, dated as of August 1, 2005, by and among the Company, the Master Servicer, the Special Servicer,
               the Trustee, the Fiscal Agent, the Paying Agent and Certificate
               Registrar.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 19, 2005

MORGAN STANLEY CAPITAL I INC.

By: /s/ Warren Friend
    ----------------------------
    Name:  Warren Friend
    Title: Executive Director